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                                                                   EXHIBIT 23.03

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the use in this Registration Statement of Cadence Design Systems Inc. on Amendment No. 1 to the Form S-4 of our report dated September 20, 1996 (related to the financial statements of UniCAD, Inc. not presented separately herein) appearing in the Proxy Statement/Prospectus constituting part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.


Deloitte & Touche


Ottawa, Canada
December 18, 1996